Global Beta Smart Income ETF (Ticker: GBDV)
 (the “Fund”),
a series of Global Beta ETF Trust (the “Trust”)

Supplement dated December 23, 2019 to the Fund’s
Prospectus and Statement of Additional Information (“SAI”) dated December 23, 2019

Important Notice to Investors

Global Beta Advisors LLC, the Fund’s investment adviser (the “Adviser”), has agreed to waive the management fee payable by the Fund to the Adviser through June 30, 2020 (the “Fee Waiver”).  Accordingly, through June 30, 2020, the management fee for the Fund after the Fee Waiver is 0.00%.

This supplement is effective for the Fund through June 30, 2020.

Investors should retain this supplement with the Fund’s
prospectus and SAI for future reference.